POWER OF ATTORNEY

Know all by these presents, that the undersigned

hereby constitutes and appoints Bill Athas and Pete Sokolowski,

and each of them, the undersigned's true and lawful attorneys-

in-fact, to:

(1) execute for and on behalf of the

undersigned, in the undersigned's capacity

as a director or officer of Dollar Financial

Corp. (the Company), (A) Form ID to apply

for access codes to the United States

Securities and Exchange Commission's (the

SECs) EDGAR Filing System and (B) Forms 3,4,

and 5 in accordance with Section 16(a) of

the Securities Exchange Act of 1934, as

amended, and the rules thereunder;

(2) do and perform any and all acts for and

on behalf of the undersigned that may be

necessary or desirable to complete and

execute any such Form ID or Form 3,4, or 5

and timely file such form with the SEC and

any stock exchange or similar authority; and

(3) take any other action of any type

whatsoever in connection with the foregoing

which, in the opinion of such attorney-in-

fact, may be of benefit to, in the best

interest of, or legally required by, the

undersigned, it being understood that the

documents executed by such attorney-in-fact

on behalf of the undersigned pursuant to

this Power of Attorney shall be in such form

and shall contain such terms and conditions

as such attorney-in-fact may approve in such

attorney-in-fact's discretion.

The undersigned hereby grants to each such attorney-

in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein

granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of

substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's

substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming, nor is the Company assuming,

any of the undersigned's responsibilities to comply with Section

16 of the Securities Exchange Act of 1934, as amended, and the rules thereunder.

This power of attorney shall remain in full force and

effect until the undersigned is no longer required to file Forms

3, 4, and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this

Power of Attorney to be executed as of this 26th day of July,

2005.

/s/ Roy W. Hibberd__________

Signature

Roy W. Hibberd______________

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